                                 EXHIBIT 10.10.1

                               AMENDMENT TO LEASE

This AMENDMENT effective this 1st day of September 2002, ("Effective Date"), is entered into by and between the 19th Avenue/Buchanan Limited Partnership, an Arizona limited Partnership ("Landlord") and SCHUFF STEEL COMPANY ("Schuff") for the Leased Premises located at 1841 W. Buchanan, Phoenix, Arizona 85007.

Whereas the Landlord and Tenant agree to amend the Lease as follows:

1. Starting September 1, 2002, the adjusted monthly rent will be reduced in accordance with Exhibit "A" for the term of the lease. The Landlord, may with thirty (30) day written notice, increase the monthly rate to the amount that the rent would have been prior to this Amendment for the remaining term of the lease.

2. Except as modified herein, all other rights and obligations between the Parties remain unchanged.

In witness whereof, the parties have executed this Amendment as of the date written above.

         19TH AVENUE/BUCHANAN LIMITED PARTNERSHIP,
         an Arizona limited partnership
         By:  /s/ Scott A. Schuff
              ------------------------------
                  General Partner


         SCHUFF STEEL COMPANY
         --------------------
         By:  /s/ Michael Hill
              ------------------------------
         Printed Name:  Michael Hill
                        --------------------

                                    EXHIBIT A


Schuff Steel Company                                                                    12/4/02
Facilities Rent - No Tax


                              Lease Amount
                           Before Infl. Adj.  Infl. Adj. 3/1/02                      9/01/2002
                                Monthly             2.60%        Inflation Adjusted  Reduction  Adjusted
                           -----------------  -----------------  ------------------  ---------  --------
420 South 19th Avenue            50,427            1,311             51,738            13,177    38,562
1841 Buchanan                    11,250              293             11,543            2,892     8,650
619 Cooper, Gilbert              28,333              737             29,070            8,931    20,139
                                 ------            -----             ------           ------    ------
Total Monthly Rent               90,010            2,340             92,350           25,000    67,350